American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
April 30, 2023

One Choice Blend+ 2060 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.6%
Avantis U.S. Equity Fund G Class	130,192	1,778,425
Avantis U.S. Small Cap Value Fund G Class	11,858	158,065
Focused Dynamic Growth Fund G Class(2)	27,788	1,169,868
Focused Large Cap Value Fund G Class	117,116	1,167,644
Heritage Fund G Class(2)	12,325	279,536
Mid Cap Value Fund G Class	17,803	279,158
Small Cap Growth Fund G Class	8,245	157,645
		4,990,341
International Equity Funds — 28.4%
Avantis Emerging Markets Equity Fund G Class	21,170	219,322
Avantis International Equity Fund G Class	58,299	649,452
Emerging Markets Fund G Class	32,798	328,968
Focused International Growth Fund G Class	21,656	360,999
Global Real Estate Fund G Class	19,208	223,768
International Small-Mid Cap Fund G Class	15,336	148,451
Non-U.S. Intrinsic Value Fund G Class	36,775	363,710
		2,294,670
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	51,177	437,054
High Income Fund G Class	13,420	111,255
Inflation-Adjusted Bond Fund G Class	3,680	40,148
		588,457
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	6,751	59,681
Global Bond Fund G Class	18,721	162,494
		222,175
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $8,004,624)		8,095,643
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$8,095,643

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$1,028	$1,001	$308	$57	$1,778	130	$(46)	$23
Avantis U.S. Small Cap Value Fund	92	99	26	(7)	158	12	(4)	9
Focused Dynamic Growth Fund(3)	680	717	283	56	1,170	28	(67)	—
Focused Large Cap Value Fund	673	679	220	36	1,168	117	(31)	61
Heritage Fund(3)	165	148	49	16	280	12	(10)	—
Mid Cap Value Fund	162	159	40	(2)	279	18	(8)	17
Small Cap Growth Fund	91	82	25	10	158	8	(6)	1
Avantis Emerging Markets Equity Fund	124	126	42	11	219	21	(10)	6
Avantis International Equity Fund	377	324	125	74	650	58	(26)	12
Emerging Markets Fund	185	202	75	17	329	33	(25)	7
Focused International Growth Fund	210	183	75	43	361	22	(20)	4
Global Real Estate Fund	127	134	38	1	224	19	(12)	1
International Small-Mid Cap Fund	87	74	24	11	148	15	(8)	1
Non-U.S. Intrinsic Value Fund	209	179	86	62	364	37	(16)	16
Avantis Core Fixed Income Fund	249	281	98	5	437	51	(14)	9
High Income Fund	64	65	20	2	111	13	(3)	5
Inflation-Adjusted Bond Fund	23	25	6	(2)	40	4	(1)	1
Emerging Markets Debt Fund	34	33	10	3	60	7	(2)	2
Global Bond Fund	92	105	31	(4)	162	19	(4)	7
	$4,672	$4,616	$1,581	$389	$8,096	624	$(313)	$182
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.